SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015
World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1241 East Main Street, Stamford, CT	06902

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 30, 2015, World Wrestling Entertainment, Inc. (the “Company”) issued a press release which, among other things, provides WWE Network subscriber information following WrestleMania 31, reaffirms full year 2015 business outlook at various subscriber levels and states that the Company currently projects that it will exceed previous first quarter guidance.

Also on March 30, 2015, the Company hosted a call for investors. The written presentation accompanying this call was posted on the Company’s website (corporate.wwe.com).

Full texts of the press release and investor presentation are included herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto is being furnished only and shall not, except to the extent required by applicable law or regulation, be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

99.1     Press Release, dated March 30, 2015.

99.2     Investor presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

By:	/s/ George A. Barrios
George A. Barrios Chief Strategy & Financial Officer

Dated: March 30, 2015